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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 31, 2005

                            ORMAT TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 001-32347

                Delaware                                       No. 88-0326081
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        (State of Incorporation)                              (I.R.S. Employer
                                                             Identification No.)

     980 Greg Street, Sparks, Nevada                               89431
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(Address of principal executive offices)                         (Zip code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

       Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 1.01         Entry into a Material Definitive Agreement

Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers

Signatures

Exhibit Index

Exhibit 10

   Ex-10.1        Compensation Schedule

Exhibit 99

   Ex-99.1        Press Release

                                       -2-

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As described in Item 5.02 below, on October 26, 2005, Roger W. Gale and Elon
Kohlberg were elected to the Company's Board of Directors. As directors, Messrs.
Gale and Kohlberg will each be entitled to receive the following compensation:

     Cash Compensation

     1. Base annual retainer of $25,000 as fees related to their service on our
     Board of Directors.

     2. Board meeting fees ranging between $500 to $2,500 for each meeting such directors participate in.

     3. Committee meeting fees ranging between $500 to $1,500 for each meeting such directors participate in.

     4. Any non-employee director who also serves as chairman of the Audit
     Committee receives an annual retainer of $7,500.

     5. We pay fees and retainers to our non-employee directors in cash on a quarterly basis.

     6. We promptly reimburse all directors for transportation and lodging expenses actually incurred to attend meetings of our Board of Directors or committees.

     Equity Compensation

     Each of the directors will receive an initial grant of options to purchase
     7,500 shares of the common stock of the Company at the grant date's market price. The options will be granted within 30 days of the election of the director to the Board, and will be exercisable 12 months after the grant date.

     Each non-employee director shall receive annually from the second year options to purchase 5,000 shares of the common stock of the Company at the stock's New York Stock Exchange closing price on the date of the grant.

     A copy of the Registrant's compensation schedule in connection herewith is furnished as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference.

     In addition to the above, the Registrant intends to enter into an indemnification agreement with the newly elected directors.

                                       -3-

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     (a) On September 30, 2005, Edward Muller informed the Board of his departure from the Board of Directors. A Current Report on Form 8-K has been filed by the Registrant in connection therewith on October 3, 2005.

     (b) On October 26, 2005, the Board of Directors unanimously elected Roger
W. Gale and Elon Kohlberg as new, independent Board members of the Company. Mr.
Gale has also been named to the Audit Committe and Mr. Kohlberg to the
Nominating and Corporate Governance Committe of the Company's Board. A copy of the Registrant's press release in connection therewith, dated October 31, 2005, is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference. There are no understandings or arrangements between Mr.
Gale and Mr. Kohlberg and any other person pursuant to which Messrs. Gale and
Kohlberg were selected as directors, and there are no reportable transactions under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as
amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS

     The following exhibits are furnished as part of this report on Form 8-K:

     10.1 Registrant's Compensation Schedule.

     99.1 Press release of the Registrant dated October 31, 2005.

SAFE HARBOR STATEMENT

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private
Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company's plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in the Company's
Annual Report on Form 10-K/A for the fiscal year ending December 31, 2004, filed with the Securities and Exchange Commission on April 12, 2005.

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

                                       -4-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ORMAT TECHNOLOGIES, INC.
                                                            (Registrant)

                                                      By /s/ Yehudit Bronicki
                                                         Yehudit Bronicki
                                                         Chief Executive Officer

Date: October 31, 2005

                                       -5-

                                  EXHIBIT INDEX

Exhibit
 Number                              Description
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    10.1           Registrant's Compensation Schedule

    99.1           Press Release of Registrant dated October 31, 2005

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